POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Patrice D. Blaeser,

Tara M. DeGeest, Cathy J. Hart, Catherine A. Jones and

Carol J. Peterson, signing singly, the undersigned's

true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer (as defined in

Rule 16a-1 promulgated by the Securities and Exchange

Commission) and/or director of Xcel Energy Inc. ("Xcel"),

Forms 3, 4, and 5 in accordance with Section 16(a) of

the Securities Exchange Act of 1934, Section 17(a)

of the Public Utility Holding Company Act of 1935, and the

respective rules thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5 and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or

similar authority; and

(3) take any other action of any type whatsoever,

including filing the Uniform Application for Access

Codes to File on EDGAR, in connection with the

foregoing which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of, or

legally required by the undersigned, it being

understood that the documents executed by

such attorney-in-fact on behalf of the undersigned

pursuant to this Power of Attorney shall be in

such form and shall contain such terms and conditions

as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any

of the rights and powers herein granted, as fully to

all intents and purposes as the undersigned might

or could do if personally present, with full power

of substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or his or

her substitute or substitutes, shall lawfully do or

cause to be done by virtue of this Power of Attorney

and the rights and powers herein granted.

The undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity at the

request of the undersigned, are not assuming, nor is

Xcel assuming, any of the undersigned's responsibilities

to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and

transactions in securities issued by Xcel, unless earlier

revoked by the undersigned in a signed writing delivered to

the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 10th day of

September, 2005.

                                 /s/ Richard H. Truly